UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

ATRM HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300

Mahtomedi, Minnesota 55115

October 21, 2016

Dear Shareholders:

It is our pleasure to invite you to the 2016 Annual Meeting of Shareholders of ATRM Holdings, Inc. We will hold the meeting on Thursday, November 17, 2016, at 4:00 p.m., local time, at our offices located at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115.

We describe in detail the actions we expect to take at the annual meeting in the accompanying Notice of Annual Meeting of Shareholders and proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in ATRM Holdings, Inc. We hope to see you at the meeting.

Sincerely,

Jeffrey E. Eberwein
Chairman of the Board

ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300
Mahtomedi, Minnesota 55115

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON November 17, 2016

Notice is hereby given that the 2016 annual meeting of shareholders (the “Annual Meeting”) of ATRM Holdings, Inc. (the “Company”) will be held on Thursday, November 17, 2016, at 4:00 p.m., local time, at our offices located at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect each of Jeffrey E. Eberwein, Morgan P. Hanlon, Alfred John Knapp, Jr., Daniel M. Koch and Galen Vetter to serve as directors until the Company’s 2017 annual meeting of shareholders and until their successors are duly elected and qualify;

2.	to ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	to approve an amendment to the Company’s 2014 Incentive Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder to 400,000 shares;

4.	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and

5.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on October 5, 2016 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

October 21, 2016	Jeffrey E. Eberwein
Mahtomedi, Minnesota	Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the ATRM Holdings, Inc.
2016 Annual Meeting of Shareholders to be Held on November 17, 2016

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available on the Internet at www.icommaterials.com/ATRM

ATRM HOLDINGS, INC.

Annex A: Form of Amended 2014 Incentive Plan

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished by the Board of Directors of ATRM Holdings, Inc. (the “Board”) in connection with the solicitation of proxies for use at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at our offices located at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, on Thursday, November 17, 2016, at 4:00 p.m., local time, and any adjournments thereof. This Proxy Statement, along with a Notice of Annual Meeting of Shareholders and either a proxy card or a voting instruction card, are being mailed to shareholders beginning on or about October 21, 2016.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to ATRM Holdings, Inc. and its subsidiaries.

Questions and Answers about
the Proxy Materials and the Annual Meeting

Q:	Why did I receive this Proxy Statement?

A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a shareholder at the close of business on October 5, 2016, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All shareholders may write to us at the following address to request an additional copy of these materials:

ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300
Mahtomedi, Minnesota 55115
Attention: Corporate Secretary

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Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, this Proxy Statement, our 2015 Annual Report on Form 10-K (the “2015 Form 10-K”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and the 2015 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

●	to elect five directors to serve until the Company’s 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualify;

●	to ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

●	to approve an amendment to the Company’s 2014 Incentive Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder to 400,000 shares;

●	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and

●	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees to the Board; “FOR” the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; “FOR” the approval of an amendment to the Company’s 2014 Incentive Plan; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

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●	By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative. Shareholders of record will not be able to vote by telephone or on the Internet.

●	In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending written notice of revocation to our Corporate Secretary;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees to the Board; “FOR” the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; “FOR” the approval of an amendment to the Company’s 2014 Incentive Plan; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

Q:	Can my broker vote my shares for me without my instructions?

A:	Brokers may not use discretionary authority to vote shares on the election of directors, the approval of the amendment to the Company’s 2014 Incentive Plan, or the compensation of the Company’s named executive officers if they have not received instructions from their clients. Please provide voting instructions on these proposals so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

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If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, the approval of the amendment to the Company’s 2014 Incentive Plan, and the compensation of the Company’s named executive officers. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	What are the voting requirements with respect to each of the proposals?

A:	In the election of directors (Proposal No. 1), each director receiving a plurality of the affirmative (“FOR”) votes cast will be elected. You may withhold votes from any or all nominees.

Each of the other proposals requires the affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy. Abstentions will count as votes “AGAINST” these proposals.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of our common stock, par value $0.001 per share (“Common Stock”) that you hold. As of October 5, 2016, the record date, there were 2,366,219 shares of Common Stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Jeffrey E. Eberwein and Daniel M. Koch, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

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Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 1,183,110 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a shareholder of the Company as of the close of business on October 5, 2016, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your admission to the Annual Meeting. If you are not a shareholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 5, 2016, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on November 17, 2016, at 4:00 p.m., local time. You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

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Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” any or all nominees or your vote may be “WITHHELD” with respect to any or all nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have retained InvestorCom, Inc., at 65 Locust Avenue, New Canaan, CT 06840, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $6,000 plus out-of-pocket expenses. If you have questions about the Annual Meeting, please call InvestorCom at (203) 972-9300 or toll free at (877) 972-0090, or email them at info@investor-com.com.

We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Q:	How can I obtain the Company’s corporate governance information?

A:	The following information is available in print to any shareholder who requests it:

●	Amended and Restated Articles of Incorporation

●	Bylaws, as amended

●	The charters of the following committees of the Board: the Audit Committee, the Nomination and Corporate Governance Committee and the Compensation Committee

●	Code of Business Conduct and Ethics

●	Policy regarding shareholder communications with the Board

Q:	How may I obtain the 2015 Form 10-K and other financial information?

A:	A copy of the 2015 Form 10-K is enclosed with this Proxy Statement. Shareholders may request another free copy of the 2015 Form 10-K and other financial information by contacting us at:

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ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300
Mahtomedi, Minnesota 55115
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2015 Form 10-K at www.icommaterials.com/ATRM. We will also furnish any exhibit to the 2015 Form 10-K if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, atrmholdings.com/about-us-investor-relations.

Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare
Mail Address: P.O. BOX 30170, College Station, TX, 77842
Overnight Delivery Address: 211 Quality Circle, Suite 210, College Station, TX, 77845
Toll free for US and Canada: (800) 962-4284
Outside of US and Canada: 1 (781) 575-3120

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact InvestorCom at:

InvestorCom, Inc.
65 Locust Avenue
New Canaan, CT 06840
Telephone: (203) 972-9300 or Toll Free (877) 972-0090
Fax: (203) 966-6478
E-mail: info@investor-com.com

You also can contact us at:

ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300
Mahtomedi, Minnesota 55115
Attention: Corporate Secretary

7

Proposal No. 1: Election of Directors

There are five nominees for election to the Board at the Annual Meeting: Jeffrey E. Eberwein, Morgan P. Hanlon, Alfred John Knapp, Jr., Daniel M. Koch and Galen Vetter. Each of the nominees currently serves as a director.

Each director is elected annually to serve until our next annual meeting of shareholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The following table and paragraphs set forth information regarding our executive officers and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our executive officers and directors and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Name	Age	Position

Jeffrey E. Eberwein	46	Chairman of the Board

Daniel M. Koch	63	President, Chief Executive Officer and Director

Stephen A. Clark	48	Chief Financial Officer

Morgan P. Hanlon	51	Director

Alfred John Knapp, Jr.	65	Director

Galen Vetter	65	Director

Jeffrey E. Eberwein joined our Board in January 2013 and became Chairman in November 2013. In addition to his service to the Company, he has 25 years of Wall Street experience and is CEO of Lone Star Value Management, LLC (referred to herein as “LSVM”), a U.S. registered investment company. Prior to founding LSVM in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein serves as Chairman of the board of three other public companies: Digirad Corporation (NASDAQ: DRAD), a medical imaging Company; AMERI Holdings, Inc. (OTCQB: AMRH), an IT services company; and Hudson Global Inc. (NASDAQ: HSON), a global recruitment company. In addition, Mr. Eberwein serves as a director of Novation Companies, Inc. (OTC: NOVC), a specialty finance company. Mr. Eberwein served on the board of Crossroads Systems, Inc. (NASDAQ: CRDS), a data storage company, from April 2013 until May 2016; The Goldfield Corporation (NYSE: GV), a company in the electrical construction industry, from May 2012 until May 2013; On Track Innovations Ltd. (NASDAQ: OTIV), a smart card company, from December 2012 until December 2014; and NTS, Inc. (previously listed NYSE: NTS), a broadband services and telecommunications company, from December 2012 until its sale to a private equity firm in June 2014. Previously, Mr. Eberwein also served on the board of Hope for New York, a charitable organization dedicated to serving the poor in New York City, from 2011 until 2014, where he was the Treasurer and on its Executive Committee. Mr. Eberwein earned an M.B.A. from The Wharton School, University of Pennsylvania, and a B.B.A. degree with High Honors from The University of Texas at Austin. The Board believes that Mr. Eberwein’s qualifications to serve on the Board include his expertise in finance and experience in the investment community.

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Daniel M. Koch has served as our President and Chief Executive Officer since November 15, 2013, and has served on our Board since November 2013. Previous to that, Mr. Koch served as vice president – marketing since October 2012. From September 2010 to September 2012, Mr. Koch served as a Senior Account Manager for Delta Design – Rasco, a manufacturer of test handlers. From March 1991 to August 2010, Mr. Koch served as our vice president – worldwide sales. From March 1990 to March 1991, Mr. Koch served as the vice president of sales of Summation, Inc., a company involved with the testing of printed circuit boards. From December 1973 to March 1990, Mr. Koch served in various sales positions and most recently as vice president of sales of Micro Component Technology, Inc. Mr. Koch’s extensive experience in sales and general management and knowledge of our products, our markets and our customers is invaluable to our Board.

Stephen A. Clark has served as our Chief Financial Officer since September 2016, and served as our Interim Chief Financial Officer from June 2016 to September 2016. Mr. Clark has over 25 years of business, accounting and finance experience. Prior to joining the Company, Mr. Clark worked as a consultant on a variety of assignments for several companies in a variety of industries. Mr. Clark previously served as Vice President and Controller of Leaf River Energy Center, LLC, a natural gas storage company, from March 2013 to August 2014. Prior to that, from May 2002 to March 2013, Mr. Clark served as Executive Director of Finance of Long Island Power Authority, a $3 billion electric utility company servicing Long Island, New York. Mr. Clark began his career at PricewaterhouseCoopers, a certified public accounting firm, working in the Audit and Business Advisory Services group and the Transaction Services group from September 1990 to June 2000. Mr. Clark is a certified public accountant (inactive) and holds a Bachelor of Science in Accounting from Syracuse University and a Masters of Business Administration from Fairfield University.

Morgan P. Hanlon has served on our Board since April 2014. Mr. Hanlon is the founder and since 2006 has served as the Managing Member of Casey Real Estate Investment, LLC, Casey Property Management, LLC and PhilMor Real Estate Investments, LLC, which acquire, own and operate commercial real estate, primarily in the self storage and multi-family sectors. Previously, Mr. Hanlon held investment banking positions with Wells Fargo Securities and Morgan Stanley. Mr. Hanlon earned a BS from the United States Military Academy at West Point and an MBA from the University of Pennsylvania, Wharton Graduate School of Business. Mr. Hanlon brings to the Board financial and investment expertise and experience, as well as business analysis acumen and advanced financial literacy.

Alfred John Knapp, Jr. has served on our Board since April 2014 and previously served on our Board from January 2013 to March 2013. Mr. Knapp has served as the President, Chief Executive Officer and principal shareholder of Andover Group, Inc. since 1978. Andover’s two main business lines are real estate development and investment management. He also is a Partner at CCM Opportunistic Partners, an investment fund that invests with emerging managers. Previously, Mr. Knapp served as the Chief Executive Officer and a director of ICO, Inc., a resin processor, from October 2005 to April 2010, when ICO was acquired by A. Schulman, Inc. He has served as a director of On Track Innovations Ltd., a company principally engaged in the design and development of cashless payment solutions, since December 2012, and as a director of Vaalco Energy, Inc. (NYSE: EGY), an energy company principally engaged in the acquisition, exploration, development and production of crude oil and natural gas, since December 2015. Mr. Knapp is a CFA and has served as a trustee of Annunciation Orthodox School in Houston, and is currently a trustee of Transylvania University. Mr. Knapp is an honors graduate of Williams College (1973). Mr. Knapp’s extensive corporate and business strategy experience makes him a valuable asset to the Board.

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Galen Vetter joined our Board in January 2013. He is currently a private investor and professional corporate director. In his career Mr. Vetter served as president of Rust Consulting, Inc. (December 2008 to May 2012), as global chief financial officer of Franklin Templeton Investment Funds (April 2004 to November 2008) and in numerous roles at McGladrey (June 1973 to March 2004). In addition to our Board, Mr. Vetter currently serves as a member on the Advisory Board of Directors of Land O’Lakes and serves on the board of Alerus Financial, Crossroads Systems, Inc. and Hill Capital Corporation. Mr. Vetter is a licensed certified public accountant (inactive). Mr. Vetter is a member of the National Association of Corporate Directors, including being Board Leadership Fellow certified. Mr. Vetter received his Bachelor of Science degree from the University of Northern Iowa. Mr. Vetter brings to our Board diverse management experience including financial, analytical, information management, strategy and team development. In addition to Mr. Vetter’s extensive financial experience, our Board benefits from Mr. Vetter’s enterprise risk management and international business experience.

Family Relationships

There are no family relationships among our executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Company. Such persons are required to furnish us with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our directors, officers and holders of more than 10% of our Common Stock complied with all applicable filing requirements during the 2015 fiscal year, except as follows: Alfred John Knapp, Jr. filed a Form 4 on June 16, 2015 reporting one transaction that occurred on June 5, 2015.

Related Person Transactions and Certain Relationships

Jeffrey E. Eberwein and Lone Star Value

As of October 14, 2016, Jeffrey E. Eberwein, our Chairman of the Board, may be deemed to beneficially own 1,087,885 shares of Common Stock, including 1,067,885 shares of Common Stock owned directly by Lone Star Value Investors, LP (“LSVI”), or approximately 45.1% of our outstanding shares, 10,000 shares of Common Stock owned directly by Mr. Eberwein, and 10,000 shares of Common Stock held in an account managed by LSVM. Mr. Eberwein is the manager of Lone Star Value Investors GP, LLC (“LSVGP”), the general partner of LSVI and Lone Star Value Co-Invest I, LP (“LSV Co-Invest I”), and sole member of LSVM, the investment manager of LSVI.

In order to finance the KBS acquisition, on April 1, 2014, we entered into a Securities Purchase Agreement with LSVI pursuant to which it purchased for $6.5 million in cash, an unsecured promissory note made by the Company in the principal amount of $6.0 million (the “April 2014 LSVI Promissory Note”), bearing interest at 10.0% per annum, with interest payable semiannually and any unpaid principal and interest due on April 1, 2019, and an unsecured convertible promissory note made by the Company in the principal amount of $0.5 million (the “LSVI Convertible Promissory Note”), bearing interest at 5.0% per annum, with interest payable semiannually and any unpaid principal and interest due on April 1, 2019. At any time after July 30, 2014, at LSVI’s option, the unpaid principal amount of the LSVI Convertible Promissory Note could be converted into shares of Common Stock at $4.66 per share, the consolidated closing bid price of our shares on the Nasdaq Capital Market on the trading date immediately preceding the date the note was issued. On October 7, 2014 the LSVI Convertible Promissory Note was converted into 107,297 shares of Common Stock.

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On May 9, 2014, as provided for in the April 2014 Securities Purchase Agreement, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with LSVI. The Registration Rights Agreement provides LSVI with certain demand and piggyback registration rights, effective at any time after July 30, 2014, with respect to the shares of Common Stock issued upon the conversion of the LSVI Convertible Promissory Note.

In order to provide additional working capital to the Company, we entered into three Securities Purchase Agreements with LSV Co-Invest I and one additional Securities Purchase Agreement with LSVI. Pursuant to these agreements, (i) LSV Co-Invest I purchased (A) for $2.5 million in cash, an unsecured promissory note, dated July 21, 2014, made by the Company in the principal amount of $2.5 million (the “July 2014 LSV Co-Invest I Promissory Note”), (B) for $2.0 million in cash, an unsecured promissory note, dated September 19, 2014, made by the Company in the principal amount of $2.0 million (the “September 2014 LSV Co-Invest I Promissory Note”), and (C) for $2.0 million in cash, an unsecured promissory note, dated October 4, 2016, made by the Company in the principal amount of $2.0 million (the “October 2016 LSV Co-Invest I Promissory Note”), and (ii) LSVI purchased for $1.0 million in cash, an unsecured promissory note, dated February 25, 2015, made by the Company in the principal amount of $1.0 million (the “February 2015 LSVI Promissory Note”). Each of these notes bears interest at 10.0% per annum (provided, however that interest may be paid in-kind at an annual rate of 12% (versus the 10% interest rate applied to cash payments) in the manner specified in each note), with interest payable semiannually and any unpaid principal and interest due on April 1, 2019. The Company may prepay each such note at any time after a specified amount of advance notice (subject to restrictions under the Company’s loan agreements with Gerber Finance Inc.), and each such note provides for customary events of default, the occurrence of any of which may result in the principal and unpaid interest then outstanding becoming immediately due and payable.

The February 2015 LSVI Promissory Note was repaid on September 21, 2015. The outstanding principal amount under each of the remaining promissory notes with LSV Co-Invest I and LSVI are set forth in the table below.

Promissory Note	Amount Outstanding as of October 14, 2016
April 2014 LSVI Promissory Note	$4,261,000
July 2014 LSV Co-Invest I Promissory Note	$2,651,667
September 2014 LSV Co-Invest I Promissory Note	$2,121,333
October 2016 LSV Co-Invest I Promissory Note	$2,000,000

Although not a binding commitment, LSVM has advised us of its present intention to continue to financially support the Company as it pursues new financing as discussed in more detail in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2015 Form 10-K and the Notes to our Condensed Consolidated Financial Statements in our 2016 Quarterly Reports on Form 10-Q.

The Company’s entry into the Securities Purchase Agreements with LSVI and LSV Co-Invest I were approved by a Special Committee of our Board consisting solely of independent directors.

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As a condition to the extension of credit to the Company’s subsidiaries that are borrowers under loan and security agreements with Gerber Finance Inc., LSVI and LSV Co-Invest I entered into subordination agreements with the Company and Gerber Finance Inc. pursuant to which LSVI and LSV Co-Invest I agreed to subordinate the obligations of the Company under their unsecured promissory notes to the obligations of the borrowers to Gerber Finance Inc.

Procedures for Review and Approval of Transactions with Related Parties

All transactions between us and any of our officers, directors, director nominees, principal shareholders or their immediate family members are required to be reviewed and approved by the Audit Committee. Such policy and procedures are set forth in the Audit Committee charter.

Vote Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of its nominees to the Board to serve until the Company’s 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualify.

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Proposal No. 2: Ratification of Appointment of Independent Registered
Public Accounting Firm

The Audit Committee has appointed Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Although this appointment does not require ratification, the Board has directed that the appointment of Boulay PLLP be submitted to shareholders for ratification due to the significance of the appointment. If shareholders do not ratify the appointment of Boulay PLLP, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Boulay PLLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2015 and 2014. A representative of Boulay PLLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Boulay PLLP for fiscal years 2015 and 2014. There were no other professional services rendered or fees billed by Boulay PLLP for fiscal years 2015 or 2014.

Services Rendered	2015	2014
Audit Fees (1)	$121,000	$176,000
Audit-Related Fees (2)	1,220	18,725
Tax Fees (3)	32,438	53,595
All Other Fees (4)	37,841	156,278

(1)	These fees include the audits of our annual consolidated financial statements for fiscal years 2015 and 2014 and the reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q and 10-Q/A for fiscal years 2015 and 2014.

(2)	These fees are related to consultations regarding revenue recognition in 2015 and an acquisition, a divestiture and consultations regarding contingent consideration and discontinued operations in 2014.

(3)	These fees are related to the preparation of our 2014 and 2013 federal and state income tax returns and consultations regarding Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”).

(4)	These fees are related to the audits of the historical financial statements of an acquired business and review of our filing of a Registration Statement on Form S-1 with the SEC.

Pre-Approval Policies and Procedures

All services provided by our independent registered public accounting firms are subject to pre-approval by our Audit Committee. The Audit Committee has authorized each of its members to approve services by our independent registered public accounting firms in the event there is a need for such approval prior to the next full Audit Committee meeting. The Audit Committee has also adopted policies and procedures that are detailed as to the particular service and that do not include delegation of the Audit Committee’s responsibilities to management under which management may engage our independent registered public accounting firm to render audit or non-audit services. Any interim approval given by an Audit Committee member and any such engagement by management must be reported to the Audit Committee no later than its next scheduled meeting. Before granting any approval, the Audit Committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm. The full Audit Committee then serving pre-approved all services provided by Boulay PLLP in fiscal year 2015.

Vote Required

The affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting is required to ratify the appointment of Boulay PLLP as our registered public accounting firm for the fiscal year ending December 31, 2016.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

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Proposal No. 3: Amendment to 2014 incentive plan

The Board has adopted and is seeking shareholder approval of an amendment to the Company’s 2014 Incentive Plan to increase the number of shares of Common Stock that are authorized and reserved for issuance under the 2014 Incentive Plan from 100,000 to 400,000 shares (subject to adjustment for stock splits, stock dividends and similar events). The 2014 Incentive Plan was originally approved by the Board on October 9, 2014 and by shareholders on December 4, 2014.

As of October 19, 2016, 10,000 shares of the 100,000 shares authorized for issuance under the 2014 Incentive Plan remained available for future grants or awards. The Board believes that an adequate reserve of shares available for issuance under the 2014 Incentive Plan is necessary to enable the Company to attract, motivate, and retain key employees, directors, advisors to and consultants of the Company, its affiliates and/or its subsidiaries through the use of competitive incentives that are tied to shareholder value. For this purpose, subject to the approval of shareholders, the Board adopted the amendment to the 2014 Incentive Plan on October 19, 2016 to increase the number of shares of Common Stock that are authorized and reserved for issuance under the 2014 Incentive Plan by 300,000 to 400,000.

Other than the amendment to the 2014 Incentive Plan to increase the number of shares of Common Stock that the Company may issue under the 2014 Incentive Plan, there are no other changes to the 2014 Incentive Plan being proposed. If shareholders do not approve the amendment to the 2014 Incentive Plan, the 2014 Incentive Plan will remain in place in accordance with its current terms.

Summary of the Amended 2014 Incentive Plan

The following is a summary of the material terms of the 2014 Incentive Plan, as amended by the proposed amendment. This summary is not complete and is qualified in its entirety by reference to the full text of the Form of Amended 2014 Incentive Plan attached to this Proxy Statement as Annex A, which assumes that this Proposal No. 3 is approved.

Purpose

The 2014 Incentive Plan allows us to provide employees, consultants and all members of the Board who are selected to receive awards under the 2014 Incentive Plan the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.

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Key Provisions

The following is a summary of the key provisions of the 2014 Incentive Plan:

Plan Termination Date:	December 4, 2024

Eligible Participants:	Employees, consultants and directors of the Company and its subsidiaries (except that only employees are eligible for Incentive Stock Options)

Shares Authorized:	400,000

Award Types:	(1)	Incentive Stock Options
	(2)	Non-qualified Stock Options
	(3)	Restricted Stock
	(4)	Stock Appreciation Rights
	(5)	Performance Bonus Awards
	(6)	Deferred Stock
	(7)	Restricted Stock Units
	(8)	Dividend Equivalents
	(9)	Performance Stock Units
	(10)	Performance Share Awards
	(11)	Other Stock-Based Awards

Grant Limits Per Person Per Year:

50,000 shares of Common Stock per year; provided that in no event shall any participant receive one or more awards of restricted stock or Other Stock-Based Awards (as defined in the 2014 Incentive Plan) in excess of 50,000 shares of Common Stock per year

Vesting:	Determined by the Compensation Committee

Incentive Stock Option Limit:	No more than 400,000 shares of Common Stock may be issued pursuant to incentive stock options

Awards Under the 2014 Incentive Plan

Stock Options. The 2014 Incentive Plan permits the Compensation Committee to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of our shareholders. The Compensation Committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of our Common Stock on the date of the stock option’s grant, nor may any option have a term of more than 10 years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the 2014 Incentive Plan, the terms of an option may not be amended to reduce the exercise price nor may options be cancelled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options. Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than 10% of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than 110% of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five years from the date of grant.

Stock Appreciation Rights. The 2014 Incentive Plan permits the Compensation Committee to issue stock appreciation rights (“SARs”), either free-standing or in tandem with stock options. The Compensation Committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise of a SAR be less than 100% of the fair market value of our Common Stock on the date of grant, and the terms shall not exceed 10 years. SARs may be settled in cash, stock, or a combination of both.

Restricted Stock and Restricted Stock Units. The 2014 Incentive Plan permits the Compensation Committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Compensation Committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. In order to qualify a restricted stock grant under Section 162(m) of the Code, the Compensation Committee may condition vesting of the award on the attainment of performance goals, using the same performance criteria as that used for performance shares and units. The Compensation Committee also may condition the award on the participant making or not making an election under Section 83(b) of the Code. The vesting period for restricted stock shall be determined by the Compensation Committee, which may accelerate the vesting of any such award. The Compensation Committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, may or may not receive dividend equivalents, and may be paid in cash or stock. The Compensation Committee may also grant unrestricted stock under this provision.

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Performance Shares and Performance Stock Units. The 2014 Incentive Plan permits the Compensation Committee to issue “performance shares” and “performance stock units.” These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the Compensation Committee. If the performance goals are not achieved, the awards are canceled or reduced. Performance shares are each equivalent in value to a share of Common Stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.

Stock Payments and Other Stock-Based Awards. The 2014 Incentive Plan also permits the Compensation Committee to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the 2014 Incentive Plan.

Performance Based Awards. The performance goals set by the Compensation Committee, which are applicable to all awards under the 2014 Incentive Plan, except incentive stock options, non-qualified stock options and SARs, and are intended to satisfy Section 162(m) of the Code with respect to awards to covered employees as defined thereunder, include payout tables, formulas or other standards to be used in determining the extent to which the performance goals are met and, if met, the number of performance shares and/or performance stock units that would be converted into stock and/or cash (or the rate of such conversion) and distributed to participants. The performance criteria may include, or be offset by, any of the following criteria or any combination thereof:

●	Financial performance of the Company (on a consolidated basis), of one or more of its subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by Compensation Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

●	Service performance of the Company (on a consolidated basis), of one or more of its subsidiaries, and/or of a division of any of the foregoing.

●	Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

●	The Company’s stock price, return on shareholders’ equity, total shareholder return (stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per share.

●	Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.

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Unless otherwise provided by Compensation Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an award to fail to satisfy the performance based exemption of Section 162(m) of the Code.

Eligible for Participation

Persons eligible to participate in the 2014 Incentive Plan include employees, consultants and directors of the Company and its subsidiaries, as determined by the Compensation Committee.

Available Shares

The 2014 Incentive Plan authorizes the issuance of up to 400,000 shares of our Common Stock to participants. In the event of a stock split, stock dividend, or other change in the corporate structure of the Company, as described in the 2014 Incentive Plan, affecting the shares that may be issued under the 2014 Incentive Plan, an adjustment shall be made in the number and class of shares which may be delivered under the 2014 Incentive Plan (including but not limited to individual grant limits). After December 3, 2024, no further awards may be issued under the 2014 Incentive Plan.

Other Information

The 2014 Incentive Plan may be amended in whole or in part by the Board or the Compensation Committee with the approval of the Board and in certain circumstances with shareholder approval. Unless the Compensation Committee provides otherwise in advance of the grant, in the event of a Change in Control (as defined in the 2014 Incentive Plan), if a participant is involuntarily terminated other than for “Cause” or a participant that is an employee leaves for “Good Reason” within one year following the Change in Control, all options and restricted stock (including restricted stock units) shall vest. In addition, unless otherwise determined by the Compensation Committee, the payout of performance stock units and performance shares shall be determined exclusively by the attainment of the performance goals established by the Compensation Committee, which may not be modified after the Change in Control, and we will not have the right to reduce the awards for any other reason. “Good Reason” means in connection with a termination of employment by a participant that is an employee within one year following a Change in Control, (i) a material adverse alteration in the participant’s position or in the nature or status of the participant’s responsibilities from those in effect immediately prior to the Change in Control, or (ii) any material reduction in the participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (iii) the relocation of the participant’s principal place of employment to a location that is more than 50 miles from the location where the participant was principally employed at the time of the Change in Control or materially increases the time of the participant’s commute as compared to the participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In addition, the 2014 Incentive Plan provides that if we are required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the Compensation Committee may require the repayment of amounts paid under the 2014 Incentive Plan in excess of what the employee would have received under the accounting restatement.

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U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the 2014 Incentive Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the 2014 Incentive Plan or tax consequences based on particular circumstances.

Incentive Stock Options. An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. However, an optionholder may be subject to the alternative minimum tax if the fair market value of our Common Stock on the date of exercise exceeds the optionholder’s purchase price for the shares. Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionholder satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (referred to as a “disqualifying disposition”), the optionholder will normally recognize ordinary income in the tax year during which the disqualifying disposition occurs equal to the lesser of the difference between (i) the fair market value of the shares on the date of exercise and the purchase price of such shares, or (ii) the sales price and the purchase price of such shares. The optionholder will normally also recognize capital gain equal to the difference, if any, between the sales price and the fair market value of such shares on the exercise date. However, if a loss is recognized on the sale (i.e., the sales price is less than the purchase price of the disposed shares), the optionholder will not recognize any ordinary income and such loss will be a capital loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder upon the disqualifying disposition of the shares.

Non-qualified Stock Options. Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special tax status. An optionholder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to us with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a non-qualified stock option.

Restricted Stock; SARs. Generally speaking, the grant of restricted stock will not be taxable to the recipient until such time as the stock vests (i.e., the restrictions lapse or are satisfied), unless the recipient makes a special election to treat the stock as vested upon the date of grant. Upon vesting (or grant, if the special election is made), the recipient will recognize ordinary income in the amount of the difference between the fair market value of the shares and the price paid, if any, for the shares. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the recipient, unless the limitation imposed by Section 162(m) of the Code is applicable.

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A holder of SARs generally recognizes no taxable income as the result of the grant of such right. Upon exercise of SARs, the holder normally recognizes ordinary income in the amount of the difference between the grant price and the fair market value of the shares on the exercise date. If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. No tax deduction is available to us with respect to the grant of SARs. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder as a result of the exercise of SARs.

Other Types of Awards. With respect to other awards under the 2014 Incentive Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction in the same amount.

Existing Awards under the 2014 Incentive Plan

90,000 shares of Common Stock have been awarded under the 2014 Incentive Plan as of October 19, 2016, all of which have been awarded to the Company’s executive officers and directors. No options to purchase shares of Common Stock have been awarded as of October 19, 2016.

Vote Required

The affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting is required to approve the amendment to the 2014 Incentive Plan.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the amendment to the Company’s 2014 Incentive Plan to increase the number of shares of Common Stock authorized and reserved for issuance thereunder to 400,000 shares.

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Proposal No. 4: Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

We are asking shareholders to indicate their support for the compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting is required to approve the compensation of our named executive officers.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the adoption of the resolution approving the compensation of the Company’s named executive officers.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of October 17, 2016, by:

●	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock;

●	each of our directors and named executive officers; and

●	all of our directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise set forth below, the address of the persons listed below is c/o ATRM Holdings, Inc., 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, and each of the persons listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock.

Name of Beneficial Owner	Number of Shares of Common Stock		Percentage of Outstanding Common Stock (1)
5% or Greater Shareholders
Lone Star Value Investors, LP	1,067,885	(2)	45.1%

Directors and Named Executive Officers
Jeffrey E. Eberwein	1,087,885	(3)	46.0%
Daniel M. Koch	19,010	(4)	*
Paul H. Askegaard	23,000	(5)	*
Morgan P. Hanlon	10,000		*
Alfred John Knapp, Jr.	10,000		*
Galen Vetter	20,185		*
All executive officers and directors as a group (6 persons)(6)	1,147,080	(6)	48.4%

* Represents holdings of less than 1% of shares outstanding.

(1)	The applicable percentage of ownership for each beneficial owner is based on 2,366,219 shares of Common Stock outstanding as of October 17, 2016. Shares of our Common Stock issuable upon exercise of options, warrants or other rights or the conversion of other convertible securities beneficially owned that are exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)	Represents 1,067,885 shares of Common Stock owned directly by LSVI. LSVGP is the general partner of LSVI. LSVM is the investment manager of LSVI. Jeffrey E. Eberwein, the Chairman of our Board of Directors, as the manager of LSVGP and sole member of LSVM, may be deemed the beneficial owner of these securities. Mr. Eberwein disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The principal business address of LSVI is 53 Forest Avenue, 1st Floor, Old Greenwich, Connecticut 06870.

(3)	Represents 10,000 shares of Common Stock owned directly by Mr. Eberwein, 1,067,885 shares of Common Stock owned directly by LSVI, and 10,000 shares of Common Stock held in an account managed by LSVM (“Separately Managed Account I”). LSVGP as the general partner of LSVI, LSVM as the investment manager of LSVI, and Jeffrey E. Eberwein as the manager of LSVGP and sole member of LSVM, may be deemed the beneficial owner of the securities owned by LSVI. LSVM as the investment manager of Separately Managed Account I, and Mr. Eberwein as the sole member of LSVM, may be deemed the beneficial owner of the securities held in Separately Managed Account I. Mr. Eberwein disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein.

(4)	Includes 5,500 shares of Common Stock issuable upon exercise of options.

(5)	Includes 8,000 shares of Common Stock issuable upon exercise of options.

(6)	Includes 5,500 shares of Common Stock issuable upon exercise of options. Includes beneficial ownership of Stephen A. Clark and excludes beneficial ownership of Paul H. Askegaard, who is not a current executive officer of the Company.

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Corporate Governance

Director Independence

The Board has determined that all of our non-employee directors, other than Mr. Eberwein, are independent within the meaning of SEC and Nasdaq rules. The Board has also determined that all directors serving on the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee are independent within the meaning of SEC and Nasdaq rules.

Board and Committee Meetings

During the fiscal year ended December 31, 2015, the Board met or took action in writing six times, the Audit Committee met or took action in writing six times, the Compensation Committee met or took action in writing two times and the Nomination and Corporate Governance Committee met or took action in writing one time. Each of the directors then serving attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees). All of our then-incumbent directors attended our 2015 annual meeting of shareholders.

We have no written policy regarding director attendance at annual meetings of shareholders.

Board Committees

Our Board has three standing committees to assist it with its responsibilities. These committees are described below.

Audit Committee. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the consolidated financial statements of the Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The current members of the Audit Committee are Messrs. Vetter, Hanlon and Knapp. Mr. Vetter currently serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are audit committee financial experts, as defined by the Exchange Act, based on their past business experience and financial certifications. The Audit Committee charter is posted in the “About Us – Governance” section of our website at atrmholdings.com.

Compensation Committee. The duties and responsibilities of the Compensation Committee include, among other things, reviewing and approving the Company’s general compensation policies, setting compensation levels for the Company’s executive officers, setting the terms of and grants of awards under share-based incentive plans and retaining and terminating executive compensation consultants. The current members of the Compensation Committee are Messrs. Knapp, Hanlon and Vetter. Mr. Knapp currently serves as Chairman of the Compensation Committee. The Compensation Committee charter is posted in the “About Us – Governance” section of our website at atrmholdings.com.

Nomination and Corporate Governance Committee. The duties and responsibilities of the Nomination and Corporate Governance Committee include, among other things, assisting the Board in identifying individuals qualified to become Board members and recommending director nominees for the next annual meeting of shareholders, and taking a leadership role in shaping the corporate governance of the Company. The current members of the Nomination and Corporate Governance Committee are Messrs. Hanlon, Knapp and Vetter. Mr. Hanlon currently serves as Chairman of the Nomination and Corporate Governance Committee. The Nomination and Corporate Governance Committee charter is posted in the “About Us – Governance” section of our website at atrmholdings.com.

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Director Nominations

The Nomination and Corporate Governance Committee evaluates and recommends candidates for membership on the Board consistent with the criteria established by the committee. The Nomination and Corporate Governance Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess. However, the Nomination and Corporate Governance Committee, when considering a candidate, will factor into its determination the following qualities of a candidate: educational background; diversity of professional experience, including whether the person is a current or former CEO or CFO or the head of a division of a successful company; knowledge of our business; integrity; professional reputation; strength of character; mature judgment; relevant technical experience; diversity; independence; wisdom; and ability to represent the best interests of our shareholders. The Nomination and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and our shareholders.

The Nomination and Corporate Governance Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. For more information on how shareholders can nominate candidates for election as directors, see “Shareholder Proposals” below.

The Nomination and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of shareholders does not wish to continue in service, the Nomination and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nomination and Corporate Governance Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nomination and Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nomination and Corporate Governance Committee believes that the Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. Alternative sources may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

While we do not have a specific policy related to Board diversity, the Board seeks nominees with a broad diversity of experience, expertise and backgrounds. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and meet its objectives. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability or any other basis prescribed by law.

Board Leadership Structure

The Board is led by Jeffrey E. Eberwein, our Chairman of the Board since November 2013. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board. The Board has determined that separating the roles of Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s shareholders at this time. This structure permits the Chief Executive Officer to focus exclusively on the management of our day-to-day operations and the Board to provide appropriate oversight.

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Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which covers a wide range of business practices and procedures and is intended to ensure to the greatest extent possible that our business is conducted in a consistently legal and ethical manner. The Code of Ethics is consistent with how we have always conducted our business and applies to all of our directors, officers and other employees, including our principal executive officer and principal financial and accounting officer. A copy of the Code of Ethics is publicly available on our website at atrmholdings.com/about-us-governance-documentation. We intend to promptly disclose on our website any grant of waivers from or amendments to a provision of the Code of Ethics following such amendment or waiver.

Shareholder Communications with the Board

Any shareholder wishing to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

ATRM Holdings, Inc.

3050 Echo Lake Avenue, Suite 300

Mahtomedi, Minnesota 55115

All communications that are reasonably related to the Company or its business will be directed by the Corporate Secretary to the Board, or particular Board members, not later than the next regularly scheduled meeting of the Board. Notwithstanding the foregoing, the Corporate Secretary has the authority to discard or disregard or take other appropriate actions with respect to any inappropriate communications, such as unduly hostile, illegal or threatening communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and shareholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

ATRM Holdings, Inc.

3050 Echo Lake Avenue, Suite 300

Mahtomedi, Minnesota 55115

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Audit Committee Report

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2015 with both management and Boulay PLLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2015 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with Boulay PLLP the matters required to be discussed by Statement on Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. Boulay PLLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2015 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Boulay PLLP.

Boulay PLLP provided a report to the Audit Committee describing Boulay PLLP’s internal quality-control procedures and related matters. Boulay PLLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Boulay PLLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Boulay PLLP its independence. When considering Boulay PLLP’s independence, the Audit Committee considered, among other matters, whether Boulay PLLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Boulay PLLP. All audit and permissible non-audit services in 2015 and 2014 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

AUDIT COMMITTEE

Galen Vetter (Chairman)
Morgan P. Hanlon
Alfred John Knapp, Jr.

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Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2015 and December 31, 2014 earned by our named executive officers:

Name and Principal Position (1)	Year	Salary ($)	Stock Awards ($)	Total ($)
Daniel M. Koch	2015	193,435	44,800 (2)	238,235
President and Chief Executive Officer	2014	128,743	—	128,743

Paul H. Askegaard	2015	162,396	44,800 (2)	197,196
Former Chief Financial Officer, Treasurer and Secretary	2014	138,280	—	138,280

(1)	Mr. Askegaard retired as Chief Financial Officer, Treasurer and Secretary effective June 1, 2016. Mr. Askegaard continues to work with the Company and its subsidiaries in other capacities.

(2)	Represents the grant date fair value of a restricted stock grant of 10,000 shares of Common Stock awarded on June 5, 2015. These shares vested on June 5, 2016. The fair value of these stock awards was computed in accordance with methods allowed under FASB ASC Topic 718, “Compensation - Stock Compensation”.

Employment Agreements

Each of the Company’s named executive officers, Messrs. Koch and Askegaard, is an employee “at will” and does not have an employment agreement with the Company.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth equity incentive plan awards for each named executive officer outstanding as of the end of our last completed fiscal year:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (5)
Daniel M. Koch	5,500 (1)	—	6.10	11/1/2017
					10,000 (4)	30,200
Paul H. Askegaard	5,500 (2)	—	7.75	3/19/2017
	2,500 (3)	—	5.20	11/20/2017
					10,000 (4)	30,200

(1)	The stock option was granted on November 1, 2012. The stock option became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Koch’s change of control agreement.

(2)	The stock option was granted on March 19, 2012 and became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s change of control agreement.

(3)	The stock option was granted on November 20, 2012 and became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s change of control agreement.

(4)	Represents the unvested portion of a restricted stock grant that was awarded on June 5, 2015 under the 2014 Incentive Plan. These shares vested on June 5, 2016.

(5)	Based on the closing price per share on December 31, 2015 of $3.02.

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Potential Payments Upon Termination or Change of Control

Effective as of January 6, 2004, or upon their later employment, we entered into Change of Control Agreements (each a “Change of Control Agreement”) with certain of our executives, including the named executive officers, that provide for severance pay and other benefits in the event of a change of control. The Change of Control Agreements provide for severance payments of two times the executive’s annual base salary in the event the executive’s employment is terminated, either voluntarily with “good reason” or involuntarily, during the two-year period following a change of control. The severance payments are to be made over 24 months following the date of employment termination according to our regular payroll practices and policies. An executive receiving severance payments is also entitled to reimbursement of the employer portion of group medical and group dental premiums under COBRA continuation coverage. The Change of Control Agreements also provide for immediate vesting of all unvested options outstanding to the executive upon a change of control. In January 2008, the Change of Control Agreements were amended to conform to Section 409A of the Code.

For purposes of the Change of Control Agreements, a change of control was deemed to occur upon:

●	the sale or other transfer of all or substantially all of our assets;

●	the approval by our shareholders of a liquidation or dissolution of the company;

●	any person, other than a bona fide underwriter, becoming the owner of more than 40% of our outstanding shares of Common Stock;

●	a merger, consolidation or exchange involving the company, but only if our shareholders prior to such transaction own less than 65% of the combined voting power of the surviving or acquiring entity following the transaction; or

●	the “continuity” members of our board, being the incumbent members of our board as of the end of 2012 and future members of our board who were approved by at least a majority of our continuity members, ceasing to constitute at least a majority of the board.

Effective March 13, 2013, we entered into an agreement with Concerned Aetrium Shareholders, a shareholder group, pursuant to which our Board was reconstituted to include three incumbent directors and three members of the shareholder group. This was deemed to constitute a change of control under the Change of Control Agreements, resulting in unvested options to purchase a total of 25,772 shares of our Common Stock held by executives becoming immediately and fully exercisable pursuant to the terms of the Change of Control Agreements.

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Compensation of Non-Employee Directors

The following table sets forth the cash and non-cash compensation for our fiscal year ended December 31, 2015 awarded to or earned by our directors other than the named executive officers.

Name	Stock Awards ($) (1)	Total ($)
Jeffrey E. Eberwein	44,800	44,800
Morgan P. Hanlon	44,800	44,800
Alfred John Knapp, Jr.	44,800	44,800
Galen Vetter	44,800	44,800

(1)	For each non-employee director, represents the grant date fair value of a restricted stock grant of 10,000 common shares awarded on June 5, 2015. These shares vested on June 5, 2016. The fair value of these stock awards was computed in accordance with methods allowed under FASB ASC Topic 718, “Compensation - Stock Compensation”.

At the present time, our directors receive no cash compensation for their services as members of the Board, although their out-of-pocket expenses incurred on our behalf are reimbursed.

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Shareholder Proposals

Proposals of shareholders intended to be presented at the Company’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) must be received by the Company at its principal executive offices on or before June 23, 2017 and must satisfy the requirements of the proxy rules promulgated by the SEC, in order to be included in our proxy statement and form of proxy relating to the 2017 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2017 Annual Meeting, if the Company does not have notice of a shareholder proposal on or before September 6, 2017, the Company will be permitted to use its discretionary voting authority as outlined above.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us. We have retained InvestorCom, Inc., at 65 Locust Avenue, New Canaan, CT 06840, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $6,000, plus out-of-pocket expenses. We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Annual Report

The 2015 Form 10-K is being sent with this Proxy Statement to each shareholder and is available at www.icommaterials.com/ATRM. The 2015 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2015. The 2015 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

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Annex A

Form of Amended 2014 Incentive Plan

Article 1
Establishment and Purpose

1.1 Establishment of the Plan. ATRM Holdings, Inc., a Minnesota corporation (the “Company”), hereby establishes an incentive compensation plan (the “Plan”), as set forth in this document.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company’s shareholders, and by providing Participants with an incentive for outstanding performance.

1.3 Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s shareholders (the “Effective Date”). The Plan will be deemed to be approved by shareholders if it receives the affirmative vote of the holders of a majority of the Shares (as defined below) present, in person or by proxy, and entitled to vote on the matter at a shareholder meeting duly held in accordance with the applicable provisions of the Company’s Bylaws, as amended (the “Bylaws”).

Article 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word or words are capitalized:

(a) “Applicable Law” means the legal requirements relating to the administration of options and share-based or performance-based awards under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

(b) “Award” means, individually or collectively, a grant or award under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards or Other Stock-Based Awards, Dividend Equivalents Awards and Performance Bonus Awards.

(c) “Award Agreement” means an agreement which may be entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under the Plan. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

(d) “Board” or “Board of Directors” means the Company’s Board of Directors.

(e) “Cause” means that Participant (i) pleads “guilty” or “no contest” to or is indicted for or convicted of a felony under federal or state law or of a crime under federal or state law which involves Participant’s fraud or dishonesty; (ii) in carrying out Participant’s duties to the Company or any Subsidiary, engages in conduct that constitutes gross negligence or willful misconduct, as determined by the Company in its sole discretion; or (iii) engages in misconduct that causes material and demonstrable harm to the reputation of the Company, as determined by the Company in its sole discretion.

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(f) “Change in Control” shall be deemed to have occurred if: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new Director whose election by the Board of Directors or nomination for election by the Company’s shareholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means the committee or committees of the Board of Directors given authority to administer the Plan as provided in Article 3.

(i) “Consultant” means any consultant or adviser if:

(i) The consultant or adviser renders bona fide services to the Company or any Subsidiary;

(ii) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(iii) The consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.

(j) “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(k) “Deferred Stock” means a right to receive a specified number of Shares during specified time periods pursuant to Article 9.

(l) “Director” means any individual who is a member of the Board of Directors.

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(m) “Disability” means absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must meet the description in Section 22(e)(3) of the Code.

(n) “Dividend Equivalents” means a right granted pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(o) “Employee” means any employee, as defined in accordance with Section 3401(c) of the Code, of the Company or any Subsidiary. “Employment” means the employment of an Employee by the Company or any Subsidiary. Directors who are not otherwise employed by the Company or any Subsidiary shall not be considered Employees under the Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

(q) “Exercise Price” means the price at which a Share may be purchased pursuant to an Option, as determined by the Committee.

(r) “Fair Market Value” means the closing price reported for the Shares on the relevant date as reported on NASDAQ or such other principal national securities exchange in the United States on which the Shares are then traded, or, if such date is not a trading day, the last prior day on which the Shares were so traded, or if not so listed, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

(s) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

(t) “Independent Director” means a member of the Board who is not an Employee of the Company.

(u) “Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.

(v) “NASDAQ” means The NASDAQ Stock Market.

(w) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(x) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(y) “Option” means an option to purchase Shares from the Company. An Option may be either an Incentive Stock Option or Non-Qualified Stock Option.

(z) “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 9.6.

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(aa) “Participant” means an Employee, a Consultant, or a member of the Board who holds an outstanding Award granted under the Plan.

(bb) “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5), but which is subject to the terms and conditions set forth in Article 8. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(cc) “Performance Criteria” means the criteria provided in Section 8.6.

(dd) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ee) “Performance Stock Unit” and “Performance Share” each mean an Award granted pursuant to Article 9.

(ff) “Plan” means this 2014 Incentive Plan, as it may be amended from time to time.

(gg) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) of the Code.

(hh) “Restricted Stock” means Stock awarded pursuant to Section 7.1 that is subject to certain restrictions and may be subject to risk of forfeiture.

(ii) “Restricted Stock Unit” means an Award granted pursuant to Section 7.9.

(jj) “Shares” or “Stock” means the shares of common stock of the Company.

(kk) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 9.5 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(ll) “Subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of the Plan.

(mm) “Termination of Employment” or a similar reference means (i) with respect to an Employee, the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary and (ii) with respect to any Participant who is not an Employee, cessation of the performance of services to the Company or any Subsidiary. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.

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(nn) “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3
Administration

3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, (b) an “outside director” pursuant to Section 162(m) of the Code, and (c) an “independent director” under the listing requirements of NASDAQ, or any similar rule or listing requirement that may be applicable to the Company from time to time. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

3.2 Authority of the Committee. The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which shares of Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

All determinations and decisions made by the Company pursuant to the provisions of the Plan and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including but not limited to the Company, its shareholders, Employees, Participants, and their estates and beneficiaries.

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Article 4
Shares Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be four hundred thousand (400,000) shares. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be four hundred thousand (400,000) shares, as adjusted under Sections 4.2 and 4.3.

4.2 Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(b) Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c) If the Exercise Price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the Exercise Price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

4.3 Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Section 422 of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and, for Qualified Performance-Based Compensation, in accordance with Section 162(m) of the Code in the number and class of Shares which may be delivered under the Plan (including but not limited to individual limits), and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

4.4 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 4.3, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during each calendar year shall be fifty thousand (50,000), provided that in no event shall any Participant receive one or more Awards of Restricted Stock or Other Stock-Based Awards in excess of fifty thousand (50,000) shares of Stock in any calendar year.

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Article 5
Eligibility and Participation

5.1 General. Persons eligible to participate in the Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

5.2 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6
Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee; provided, however, that Incentive Stock Options may only be awarded to Employees, and provided further, that no Award of an Incentive Stock Option may be made pursuant to the Plan after the tenth (10th) anniversary of the Effective Date. In addition, the Committee may, from time to time, provide for the payment of Dividend Equivalents on Options, prospectively and/or retroactively, on such terms and conditions as the Committee may require. The Committee shall have discretion in determining the number of Shares subject to Options, subject to the limitations set forth in Article 4.

6.2 Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine.

6.3 Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under the Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Subject to adjustment as provided in Section 4.3 herein or as otherwise provided herein, the terms of an Option may not be amended to reduce the Exercise Price nor may an Option be cancelled or exchanged for cash, other awards or Options with an Exercise Price that is less than the Exercise Price of the original Option.

In the case of an Incentive Stock Option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such Incentive Stock Option shall be granted at a price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and such Incentive Stock Option shall be exercisable for no more than five (5) years from the date of grant.

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6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the tenth (10th) anniversary date of its grant, except as otherwise provided herein.

In the case of an Incentive Stock Option, such Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration date of the Incentive Stock Option.

(b) One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) Three (3) months after the date of the Participant’s Termination of Employment for any reason other than Disability or death. Whether a Participant continues to be an Employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2).

6.5 Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option. The Chairman of the Board or his successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options for any Participant who is not an Insider.

6.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant. Exercises of Options may be effected only on days and during the hours NASDAQ or such other principal national securities exchange in the United States on which the Shares are then traded is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Option may be exercised no later than the immediately preceding date and time that the Option was exercisable.

An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

Additionally, the Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the transfer of such shares of Stock to the Participant.

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6.7 Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

6.8 Payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company.

The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part:

(a) Payment may be made in cash.

(b) Payment may be made by delivery of Shares owned by the Participant in partial (if in partial payment, then together with cash) or full payment.

(c) If the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stockbroker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company.

(d) At any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date.

If payment is made by the delivery of Shares, the value of the Shares delivered shall be equal to the then most recent Fair Market Value of the Shares established before the exercise of the Option.

Restricted Stock may not be used to pay the Exercise Price.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “Executive Officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

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6.9 Termination of Employment. Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon Termination of Employment:

(a) Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than one (1) year from the date of the Termination of Employment, unless the Options, by their terms, expire earlier.

(b) Termination for Cause. In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

(c) Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:

(i) All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than one (1) year from the date of Termination of Employment if the Participant is eligible to retire, or three (3) months from the date of the Termination of Employment if the Participant is not eligible to retire, as the case may be, unless in either case the Options, by their terms, expire earlier; and

(ii) In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

(d) Options not Vested at Termination. Except as provided in paragraph (a) above, all Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e) Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.

6.10 Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:

(a) During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. After the death of the Participant, except as otherwise provided by Article 10, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.

(b) No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 10; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order.

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Article 7
Restricted Stock

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock in such amounts, subject to the limitations in Article 4, and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 8.6 with respect to Performance-Based Awards.

7.2 Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. The Committee may further provide that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

7.3 Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.

7.4 Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals (as described in Section 8.6), as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as the Shares are fully vested and all conditions and/or restrictions applicable to such Shares have been satisfied.

7.5 Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.

7.6 Voting Rights, Dividends and Other Distributions. Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all dividends and distributions paid with respect to such Shares. The Committee may require that dividends and other distributions, other than regular cash dividends, paid to Participants with respect to Shares of Restricted Stock be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

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7.7 Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

7.8 Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Company.

7.9 Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee. Restricted Stock Units shall be subject to the same terms and conditions under the Plan as Restricted Stock except as otherwise provided in the Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and shall not receive dividends, but shall, unless otherwise provided by the Committee, receive Dividend Equivalents at the time and at the same rate as dividends are paid on Shares with the same record and pay dates. Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 8
Performance-Based Awards

8.1 Purpose. The purpose of this Article 8 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5) as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Articles 7 or 9; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

8.2 Applicability. This Article 8 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

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8.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code, with respect to any Award granted under Articles 7 and 9 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service, and not later than after twenty-five percent (25%) of such period has elapsed (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

8.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

8.5 Performance Period. The Performance Period is set by the Committee for each Award.

8.6 Performance Goals. For each Performance-Based Award, the Committee shall establish (and may establish for other Awards) performance objectives (“Performance Goals”) for the Company, its Subsidiaries, and/or divisions of any of foregoing, using the Performance Criteria and other factors set forth in (a) and (b), below. It may also use other criteria or factors in establishing Performance Goals in addition to or in lieu of the foregoing. A Performance Goal may be stated as an absolute value or as a value determined relative to an index, budget, prior period, similar measures of a peer group of other companies or other standard selected by the Committee. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of Performance Shares and/or Performance Stock Units which would be converted into Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 8.6. Unless previously canceled or reduced, Performance Shares and Performance Stock Units which may not be converted because of failure in whole or in part to satisfy the relevant Performance Goals or for any other reason shall be canceled at the time they would otherwise be distributable.

The Performance Criteria which the Committee is authorized to use, in its sole discretion, are any of the following criteria or any combination thereof, including but not limited to the offset against each other of any combination of the following criteria:

(a) Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by the Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

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(b) Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing.

(c) Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

(d) The Company’s Stock price, return on shareholders’ equity, total shareholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per Share.

(e) Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.

Unless otherwise provided by the Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an Award to fail to satisfy the performance based exemption of Section 162(m) of the Code.

If the material terms of the Performance Criteria are not changed, they will be disclosed to and reported to the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Performance Criteria.

8.7 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

8.8 Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Performance Stock Units and Performance Shares shall be forfeited by the Participant to the Company.

8.9 Nontransferability. Performance Stock Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 9
Other Types of Awards

9.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

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9.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3 Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code.

(b) Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

9.4 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5 Stock Appreciation Rights. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be. The exercise price per share of Stock covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

9.6 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.7 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 8. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $500,000.00.

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9.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

9.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

9.10 Exercise Upon Termination of Employment. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable prior to or concurrent with a Participant’s Termination of Employment unless otherwise provided by the Committee in its sole and absolute discretion; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

9.11 Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.12 Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

9.13 Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.14 Nontransferability. Unless otherwise provided by the Committee, all Awards under this Article 9 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.

Article 10
Beneficiary Designation

Notwithstanding Section 6.10, 7.3, 7.9, 8.9 and 9.14, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

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Article 11
Employee Matters

11.1 Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or one of its Subsidiaries.

11.2 Participation. No Employee shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

11.3 Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under the Plan (with each such case being a “Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

Article 12
Change in Control

Unless the Committee provides otherwise prior to the grant of an Award, upon the occurrence of a Change in Control, the following shall apply to such Award:

(a) Any and all Options granted hereunder to a Participant immediately shall become vested and exercisable upon the Termination of Employment of such Participant by the Company for any reason other than for Cause or by any Participant that is an Employee for “Good Reason”;

(b) Any restriction periods and all restrictions imposed on Restricted Stock and Restricted Stock Units shall lapse and they shall immediately become fully vested upon the Termination of Employment of the Participant by the Company for any reason other than for Cause or by any Participant that is an Employee for “Good Reason”, provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment;

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(c) Unless otherwise determined by the Committee, the payout of Performance Stock Units and Performance Shares shall be determined exclusively by the attainment of the Performance Goals established by the Committee, which may not be modified after the Change in Control, and the Company shall not have the right to reduce the Awards for any other reason;

(d) For purposes of the Plan, “Good Reason” means in connection with a Termination of Employment by an Employee within one (1) year following a Change in Control, (a) a material adverse alteration in the Employee’s position or in the nature or status of the Employee’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the Employee’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the Employee’s principal place of employment to a location that is more than fifty (50) miles from the location where the Employee was principally employed at the time of the Change in Control or materially increases the time of the Employee’s commute as compared to the Employee’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Employee’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In order to invoke a Termination of Employment for Good Reason, an Employee must provide written notice to the Company or such Subsidiary employing the Employee of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Employee’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company or such Subsidiary shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company or such Subsidiary fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Employee’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within one (1) year following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.

Article 13
Amendment, Modification, and Termination

13.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3), (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, (iv) results in a material increase in benefits or a change in eligibility requirements, (v) changes the granting corporation or (vi) changes the type of stock. Notwithstanding any provision in the Plan to the contrary, absent approval of the shareholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.

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13.2 Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award (other than Performance Shares or Performance Stock Units) shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

13.3 Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14
Withholding

14.1 Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of the Plan (“Withholding Taxes”).

14.2 Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units, the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.8(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

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Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 15
Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 16
Legal Construction

16.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4 Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

16.5 Elections and Notices. Notwithstanding anything to the contrary contained in the Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the Secretary. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

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It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

16.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Minnesota, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of the Plan to the substantive law of another jurisdiction.

16.7 Venue. The Company and the Participant to whom an award under the Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Minnesota with respect to any and all disputes arising out of or relating to the Plan, the subject matter of the Plan or any awards under the Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of the Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to the Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Minnesota, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Minnesota court, and no other, (c) such Minnesota court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Minnesota court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

16.8 409A Compliance. Awards under the Plan may be structured to be exempt from or be subject to Section 409A of the Code. To the extent that Awards granted under the Plan are subject to Section 409A of the Code, the Plan will be construed and administered in a manner that enables the Plan and such Awards to comply with the provisions of Section 409A of the Code.

16.9 No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

16.10 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Amended and Restated Articles of Incorporation or the Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.11 Reporting. The Company will provide grantees who are awarded Incentive Stock Options with statements in accordance with Section 6039(b) of the Code and will file a return with the Internal Revenue Service with respect to grantees who are awarded Incentive Stock Options in accordance with Section 6039(a)(1) of the Code. The Company will provide grantees who are awarded Non-Qualified Stock Options with a statement containing the information set forth in Treas. Reg. Section 1.61-15(c)(3).

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ATRM HOLDINGS, INC.

ANNUAL MEETING OF SHAREHOLDERS – November 17, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of ATRM Holdings, Inc., a Minnesota corporation (the “Company”), hereby appoints Jeffrey E. Eberwein and Daniel M. Koch, each with full power of substitution, as proxies, to vote all capital stock of the Company that the shareholder would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of the Shareholders to be held at 4:00 p.m., local time, on Thursday, November 17, 2016 (the “Annual Meeting”) at the Company’s offices located at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, and any adjournments or postponements thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

The Board recommends a vote FOR the election of the listed nominees and FOR Proposals 2, 3 and 4.

1.	Election of nominees named below to the Board of Directors of the Company.

[ ]	FOR ALL NOMINEES.

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES.

[ ]	FOR ALL EXCEPT
(See instructions below)

Nominees:	○	Jeffrey E. Eberwein
	○	Morgan P. Hanlon
	○	Alfred John Knapp, Jr.
	○	Daniel M. Koch
	○	Galen Vetter

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	To ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve an amendment to the Company’s 2014 Incentive Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder to 400,000 shares.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.	To approve an advisory resolution regarding the compensation of the Company’s named executive officers.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

See reverse side for additional instructions

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]

DATE: ___________________
(Signature of Shareholder)

DATE: ___________________
(Signature of Shareholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.